UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2006
PERKINS & MARIE CALLENDER’S INC.
(Exact name of registrant as specified in its charter)

Delaware	333-57925	62-1254388
(State or other jurisdiction of incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)
6075 Poplar Avenue, Suite 800
Memphis, Tennessee 38119
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (901) 766-6400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1 PRESS RELEASE

Item 2.02.   Results of Operations and Financial Condition.
     On August 25, 2006, Perkins & Marie Callender’s Inc., formerly The Restaurant Company, issued a press release, a copy of which is furnished as Exhibit 99.1 hereto, relating to its results of operations for fiscal 2006 second quarter ended July 9, 2006.
Item 9.01.   Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibit is furnished herewith:
     Exhibit 99.1 – Press Release dated August 25, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINS & MARIE CALLENDER’S INC.
Date: August 29, 2006	/s/ James W. Stryker
James W. Stryker
Chief Financial Officer